Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment. The omitted portions, marked by * and [ ], have been separately filed with the Commission.



                                                                  March 17, 1997



                    PRIMARY TELEVISION AFFILIATION AGREEMENT
                    ----------------------------------------




River City Broadcasting, L.P./Chesapeake Television, Inc.
Asheville, NC


TELEVISION STATION:  WLOS - Asheville, NC


Gentlemen:

The following  shall  constitute  the agreement  between  American  Broadcasting
Companies, Inc. ("ABC" or "we") and Chesapeake Television, Inc. ("you"), in order that WLOS may continue to serve the public interest, convenience and necessity. It is acknowledged that River City Broadcasting, L.P. ("RCB") has assigned all of its rights, obligations and liabilities under this Agreement to Chesapeake Television, Inc. ("CTI"), a wholly-owned subsidiary of Sinclair Communications, Inc., and that RCB is signing this Agreement solely at the request of ABC, and because River City License Partnership ("RCLP"), a subsidiary of RCB, is the licensee of WLOS, Asheville, North Carolina. RCB agrees that it and RCLP shall not interfere with the performance of the obligations of CTI hereunder. ABC hereby consent to such assignment, and ABC acknowledges and agrees that RCB is responsible for all rights, obligations and liabilities under this Agreement arising prior to May 31, 1996, and that RCB is released from all rights, obligations and liabilities under this Agreement relating the period or arising after May 31, 1996. We and you hereby mutually agree upon the following plan of network cooperation which shall replace, effective September 8, 1994, the affiliation agreement between WLOS-TV, Inc. and us dated April 13, 1990, and subsequently assigned to RCB effective June 20, 1994, and subsequently assigned by RCB to you, as amended:


I.    NETWORK AFFILIATION AND PROGRAM SERVICE
      ---------------------------------------

         A. PRIMARY AFFILIATION. You agree to serve as our primary affiliate to broadcast Network Television Programs, in the community to which your station is licensed by the Federal Communications Commission, subject to the conditions and limitations set forth herein. As used in this Agreement, Network Television Programs means all television programs which are part of the network schedule for the then current September to September television season, broadcast on a national television basis and in the time period established for such broadcast by ABC. (Network Television Programs will also be referred to herein as "network programs," "television programs," "programs" or "programming" or in the singular of such terms.)

         B. FIRST CALL RIGHTS. To enable you to serve as our primary affiliate, we agree to offer you first call on the right to broadcast all Network Television Programs, in the time period established by ABC for their broadcast, in the community to which your station is licensed by the Federal Communications Commission ("First Call Rights"), for reception by the general public in places to which no admission is charged. Notwithstanding the foregoing, ABC shall have the right to authorize any television broadcasting station, regardless of the community to which it is licensed by the FCC, to broadcast any network presentation of a subject we deem to be of immediate national significance including, but not limited to, a Presidential address.

         1. You agree that, within 15 days of the date of our offer of a First Call Right to a regularly scheduled network program, you will advise us of your acceptance (if requested to do so by the terms of our offer) or rejection. With respect to any network program not regularly scheduled, you will advise us of your acceptance or rejection of our offer of a First Call Right within 72 hours (exclusive of Saturdays, Sundays and holidays) after such offer has been received at your station. However, if the first broadcast referred to in our offer is scheduled to occur within less than 15 days after the date of our offer with respect to regularly scheduled network programs or less than 72 hours after our offer has been received at your station with respect to network programs not regularly scheduled, you shall notify us of your acceptance or rejection of such offer as promptly as possible, but in no event after the first broadcast time specified in such offer. Acceptance by you of our offer of a First Call Right shall constitute your agreement to broadcast subject network program in accordance with the terms of this Agreement and of our offer to you. As an ABC primary affiliate, you are obligated to accept the substantial majority of the ABC network programs offered to you. Your failure to do so shall constitute a material breach of this Agreement entitling ABC, in addition to all other remedies, to terminate this Agreement on fourteen (14) days written notice to you.

         2.       You will be offered "First Call Rights" with respect to:

                  a. Network Sponsored Programs. "Network sponsored programs", as used in this Agreement, shall mean those Network Television Programs which contain one or more commercial announcements paid for by or on behalf of one or more ABC Network advertisers.

                  You agree to broadcast network sponsored programs in their entirety, including but not limited to the network commercial announcements ordered for your station, network identifications, program promotional material or credit announcements contained in such programs which you accept, without interruption or deletion or addition of any kind. Notwithstanding the foregoing, you may substitute other ABC Network promotional announcements in lieu of program promotional material which is inaccurate as it pertains to your station. It is also understood that no commercial announcement, promotional announcement or public service announcement will be broadcast by you during any interval within a network program designated by ABC as being for the sole purpose of making a station identification announcement.

                  b. Network Sustaining, Cooperative and Spot Carrier Programs.
                     ---------------------------------------------------------

                           i) We will from time to time offer you live or recorded Network Television Programs identified as sustaining programs, cooperative programs or spot carrier programs. Except as set forth below in

The information marked below with * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.

                           subparagraphs (ii) and (iii), you agree to broadcast such programs which you accept in their entirety without interruption or deletion or addition of any kind.

                           ii) The network sustaining programs which we may offer to you may not, without our prior written consent, be sold by your station for commercial sponsorship or interrupted for commercial announcements or used for any purpose other than sustaining broadcasting.

                           iii) You may carry the cooperative or spot carrier programs on the same basis as regular sustaining programs or you may offer them for commercial sponsorship on terms and conditions specified by us at the time such programs are offered to you.

         C. PROGRAM DELIVERY. By means satisfactory to us, we will arrange, at our own expense, for programs to be delivered to your station.

II.      TERM
         ----

         This agreement shall become  effective at 3:00 AM, NYT, on the [*
                    ] and shall  continue until 3:00 AM, NYT, on the [*
          ] 2004.

III. NETWORK STATION COMPENSATION
     ----------------------------

         Your compensation will be determined by the formula set forth in Schedule A attached hereto and made a part hereof.

         A. Your network station rate, the table of daypart percentages and the network weekly deduction set forth in Schedule A (respectively, the "Original Network Station Rate," the "Original Percentages" and the "Original Network Deduction") shall be used to calculate your compensation provided that the following conditions are satisfied:

         1. Your  station  will  maintain  the same level of  clearances  of ABC
         network programs as it did in the [*        ] television

The information marked below with * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.

         season [*
                                      ]

         2. Your station's  preemption  levels for network  programming will not
         exceed [*                ] half-hours for any calendar year of the term
         of this Agreement or any pro rata portion thereof.

         3.[*                                                                  ]

         B. 1. If you fail to satisfy any of the conditions set forth in paragraph A of this Section, and we give you written notice of such failure, you shall have ninety (90) days from receipt of such notice to return to complying fully with such conditions. If at the end of such ninety (90) day period, you fail to return to complying fully with such conditions, in addition to the remedy set out in paragraph C of this Section, we will have the right to reevaluate and change (a) your station's network station rate, (b) the percentages set forth in the Table in Schedule A, or (c) your station's network weekly deduction, by notice to you in writing to such effect. If the effect of such changes, alone or in combination with any other previous such changes, would be to decrease your annual network compensation under Schedule A, using the Original Network Station Rate, the Original Percentages and the Original Network Deduction, by more than 25%, you may, if you so elect, terminate this Agreement by giving us prior written notification within forty-five (45) days after the date of our notice to you, provided that such termination will not be effective less than one hundred twenty (120) days after your notice is received by us.

                  2. If after your compensation has been reduced in accordance with paragraph B(1) of this Section, you thereafter return to complying fully with all of the conditions set forth in paragraph A of this Section, your compensation will (subject to the rights reserved to us under paragraphs B(1) and C of this Section) be calculated by using the Original Network Station Rate, the Original Percentages and the Original Network Deduction.

         C. If you fail at any time to satisfy any of the conditions set forth in paragraph A of this Section, and we give you written notice of such failure, you shall have ninety (90) days from receipt of such notice to return to complying fully with such conditions. If by the end of such ninety (90) day period, you fail to return to complying fully with such conditions, we shall have the right, in our sole discretion, in addition to the remedy set forth in paragraph B of this Section, to terminate this Agreement upon no less than two hundred seventy (270) days written notice to you.

IV. NETWORK NON-DUPLICATION PROTECTION
    ----------------------------------

         You shall be entitled to network non-duplication protection provided as and to the extent set forth in Rider One to this Agreement, which is attached hereto and made a part hereof.

V. CUT-IN ANNOUNCEMENTS AND LOCAL TAG SERVICES
   -------------------------------------------

         A. CUT-IN ANNOUNCEMENTS. "Cut-In Announcements", as used herein, shall mean the substitution of a special commercial in place of a regularly scheduled network commercial.

         1. Upon at least twenty-four (24) hours' notice, you shall, at our request, furnish such personnel and equipment as may be necessary to
         (a) broadcast cut-in announcements from your station alone, or (b) originate from your station cut-in announcements to one or more other stations, without regard to whether or not your station is requested to broadcast said cut-in announcement(s). Notwithstanding anything contained in this Agreement, you may refuse to broadcast any such cut-in announcement in the community to which your station is licensed by the FCC if, in your opinion, it is not in the public interest, convenience or necessity, but you shall nevertheless furnish such personnel and equipment as may be necessary to originate such cut-in announcement(s) from your station to one or more other stations.

         2. Cut-in announcements shall be broadcast only when authorized by us and then only in accordance with the instructions furnished to you. You will be supplied, as promptly as possible, with the material and instructions for these announcements.

         3. We may cancel any order for cut-in announcements without liability on our part, provided we do so upon not less than twenty-four (24) hours' notice to you, failing which, we will pay you the compensation you would have received if the announcement(s) had continued as scheduled for twenty-four (24) hours following receipt by you of such notice of cancellation.

         4. For each program during which such cut-in announcements are included, we shall pay you in accordance with the applicable table set forth in Schedule B hereto and hereby made a part hereof.

         B. LOCAL TAG SERVICES. "Local Tag Announcements", as used herein, shall mean a visual commercial announcement, made by you on behalf of a local dealer of a network advertiser, not exceeding ten seconds of a one-minute network commercial announcement or five seconds of a thirty-second network commercial announcement projected by means of a slide and not utilizing more than two (2) slides.

         1. Upon at least twenty-four (24) hours' notice, you shall, at our request, furnish such personnel and equipment as may be necessary to broadcast "local tag announcements."

         2. Local tag announcements shall be broadcast in accordance with our instructions. The network advertiser shall supply to you or purchase from you, as promptly as possible, the slide(s) for each local tag announcement. Local tag announcements shall not be accompanied by oral announcements unless the network advertiser shall make direct requests of you therefor and shall have assumed sole responsibility for payment of such oral announcements.

         3. We may cancel any order for local tag announcements without liability on our part provided we do so upon not less than twenty-four
         (24) hours' notice to you, failing which we will pay you the compensation you would have received if the local tag announcement(s) had continued as scheduled for twenty-four (24) hours following receipt by you of such notice of cancellation.

         4. For each local tag announcement which you broadcast, we shall compensate you in accordance with the applicable table set forth in Schedule B hereto and hereby made a part hereof.

VI.   GENERAL
      -------

         A. We may at any time, upon notice to you, substitute for any scheduled network program another network program, except that if such other network program in our judgment involves a special event of public interest or importance, no such notice is required. No compensation will be paid to you for the scheduled program or for the substitute program unless such substitute program is a network sponsored program in which event you shall be compensated in accordance with the terms or formula, whichever is applicable, set forth in Schedule A hereof.

         B. Nothing contained in this Agreement shall be construed to prevent or hinder us, at any time upon notice to you as soon as practicable, from canceling one or more network programs, whether sponsored or sustaining, in which event you shall receive no compensation for any such canceled network sponsored program(s).

         C. With respect to network programs offered or already accepted pursuant to this Agreement, nothing herein contained shall be construed to prevent or hinder you from exercising your rights under Federal Communications Commission rules to:

         a) reject or refuse network programs which you reasonably believe to be unsatisfactory, unsuitable or contrary to the public interest; or

         b) substitute a program, which in your good faith opinion, is of greater local or national importance.

We shall not compensate you for any such program you have refused

                                       9
or rejected or for which you have substituted a program which is of greater local or national importance. With respect to programs already accepted hereunder, you shall give us prompt notice of any such refusal, rejection or substitution no later than fourteen (14) days prior to the air date of such programming, except where the nature of the substitute program makes such notice impracticable (e.g., coverage of breaking news or other unscheduled events), in which case you agree to give us as much advance notice as possible under the circumstances. Such notice shall include a statement of the reason(s) you believe that a rejected or refused network program is unsatisfactory, unsuitable or contrary to the public interest, and/or that a substituted program is of greater local or national importance.

         In addition to all other remedies, we shall have the right, upon thirty
(30) days' notice, to terminate your "First Call Rights" on any series of Network programs already accepted hereunder and withdraw all future episodes of that series if one or more individual program episode(s) is pre-empted by you for any reason other than those set forth in (a) and (b) above.

         We shall also have the right, upon thirty (30) days' notice, to terminate your "First Call Rights" concerning any series of Network programs already accepted hereunder and to withdraw all future episodes of that series if three or more individual program episodes are pre-empted by you in any thirteen-week period, whether or not such pre-emptions are for the reasons set forth in (a) and (b) above. Such thirteen-week periods shall be measured consecutively from the first broadcast date of the program series in question.

         We reserve the right not to offer you the "First Call Rights" for the next broadcast season on any series of Network program as to which we have terminated your "First Call Rights" and withdrawn future episodes of that series pursuant to this Paragraph and which has been placed by ABC on another station serving your market.

         D. You will submit to us in writing, upon forms provided by us for that purpose, such reports covering network programs broadcast by your station as ABC may request from time to time. To verify your carriage of network commercial announcements, identifications and program promotional material, we may require delivery by you, within five (5) days of our request, copies of

The information marked below with * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.



                                       10
your official station logs, air checks or broadcast tapes.

         E. Neither you nor we shall incur any liability hereunder because of our failure to deliver, or your failure to broadcast, any or all network programs due to:

         (a)      failure of facilities

         (b)      labor disputes, or

         (c) causes beyond the control of the party so failing to deliver or broadcast.

         F. You agree to notify us of any application made to the Federal Communications Commission to modify your station's transmitter location, power, frequency or hours of operation within ten (10) days of the filing of such application. In the event that the transmitter location, power, frequency or hours of operation of your station are changed at any time so that your station is of substantially less value to us as a network outlet than it is as of the effective date of this agreement, including but not limited to, as a result of material additional overlap of your station's broadcast signal with that of another ABC affiliate, we will have the right to terminate this Agreement upon thirty (30) days' advance written notice.

         G. Except upon our prior written consent, which consent shall not be unreasonably withheld, you agree that your station will not enter into any local marketing or time brokerage agreement whereby another television station supplies programming to your station [*






                                                             ] If you enter into
such an agreement in violation of this section VI(G), we shall have the right to terminate this Agreement upon fourteen (14) day's notice to you.

The information marked below with * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.

         H. Unless we exercise our right of termination set forth in this paragraph, this Agreement shall be binding on any assignee or transferee of your station's license. You agree not to assign or to transfer any of the rights or privileges granted to you under this Agreement to any person or entity [*


                              ]  without our prior consent in writing.  You also
agree that if any application is made to the Federal Communications Commission pertaining to an assignment or a transfer of control of your license, or any interest therein, you shall notify us in writing immediately of the filing of such application. Except as to assignments or transfers of control comprehended by Section 73.3540(f) of the Rules and Regulations of the Federal Communications Commission[*

                                                         ]  we  shall  have  the
unilateral right to terminate this Agreement effective as of the effective date of any assignment or transfer of control (voluntary or involuntary) of your license or any interest therein, provided ABC shall have given you notice in writing of such termination within thirty (30) days after we have been advised that such application for assignment or transfer has been filed with the Federal Communications Commission. If you fail to notify us of the assignment or transfer of control of your station's license, we shall have the unilateral right, as a non-exclusive remedy, to terminate this Agreement within thirty (30) days of receiving notice of said assignment or transfer or control.

         You agree that you shall not consummate any assignment or transfer of control of your station's license until you have procured and delivered to us, in form satisfactory to us, the acknowledgment of the proposed assignee or transferee that, upon consummation of the assignment or transfer of control of your station's license, the assignee or transferee will assume and perform this Agreement in its entirety without limitation of any kind. You agree that in view of the uniqueness of the plan of network cooperation set forth in this Agreement and the fact that money damages would be inadequate to compensate ABC for the breach of your obligations hereunder, in addition to all other remedies, ABC shall be entitled to obtain equitable relief to enforce the obligations set forth in this paragraph.

         I. Your rights under this Agreement are limited to the First Call Rights to Network Television Programs pursuant to the terms herein. You agree not to authorize, cause, permit or enable the use of any program which we supply to you herein for any purpose other than broadcasting by your station pursuant to the terms herein, in the community to which your station is licensed by the Federal Communications Commission, for reception by the general public in places to which no admission is charged. You agree when you are authorized to tape a program for subsequent broadcast that the recording will be broadcast not more than once in its entirety and will be erased within six (6) hours of use. All rights not specifically granted to you by this Agreement shall be retained by ABC.

         J. Except with our prior written consent and except upon such terms and conditions as we may impose, you agree not to authorize, cause, permit or enable anything to be done whereby a recording on film, tape or otherwise is made or a recording is broadcast, of a program which has been, or is being, broadcast on our network, or a rebroadcast is made of the broadcast transmission of your station during any hours when your station is broadcasting a program provided by ABC.

         K. With respect to any and all promotional material issued by you or under your direction or control, you agree to abide by any and all restrictions of which we advise you pertaining to the promotion of a network program(s) scheduled to be broadcast by you in your community, including, but without limitation, on-the-air promotion, billboards, and newspaper or other printed advertisements, announcements or promotions.

         L. You agree to maintain for your television station such licenses, including performing rights licenses as now are or hereafter may be in general use by television broadcasting stations and necessary for you to broadcast the television programs which we furnish to you hereunder. We will clear all music in the repertory of ASCAP and of BMI used in our network programs, thereby licensing the broadcasting of such music in such programs over your station. You will be responsible for all music license requirements for any commercial or other material inserted by you within or adjacent to our network programs in accordance with this agreement.

         M. The furnishing of film or tape recorded programs hereunder is contingent upon our ability to make arrangements satisfactory to us for the film or tape recordings necessary to deliver the programs to you. Such film or tape recorded programs shall be used only for a single television broadcast over your station. Positive prints of film or tape recorded programs are to be shipped by us, shipping charges prepaid, and you agree to return to us or to forward to such television station as we designate, shipping charges prepaid, each print or copy of said film or tape recording received by you hereunder, together with the original reels and containers furnished therewith. You will return or forward all prints in the same condition as received by you, ordinary wear and tear excepted, immediately after a single TV broadcast over your station. In the event you damage a print of any film or tape recorded program which is delivered to you, or fail to return or forward the original reels and containers furnished therewith, as aforesaid, you agree to pay the cost of replacing the complete print, original reels and/or containers as and when billed by us.

         N. No inducements, representations or warranties except as specifically set forth herein have been made by any of the parties to this Agreement. This Agreement constitutes the entire contract between the parties hereto and no provision thereof shall be changed or modified, nor shall this Agreement be discharged in whole or in part, except by an agreement in writing, signed by the party against whom the change, modification or discharge is claimed or sought to be enforced; nor shall any waiver of any of the conditions or provisions of this Agreement be effective and binding unless such waiver shall be in writing and signed by the party against whom the waiver is asserted, and no waiver of any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or of any other provision.

         O. All notices, demands, requests or other communications which may be or are required to be given or made by ABC or you pursuant to this Agreement (except for our program offers and your notices of acceptance or rejection, if required, of such offers and any other program information or program administration communications) shall be delivered (postage or fee prepaid) by first-class mail, express mail, express delivery service or by facsimile transmission addressed as follows:

         (a)      If to you:

                  Mr. Will Davis
                  Vice President & General Manager
                  WLOS
                  288 Macon Avenue
                  Asheville, NC  28804

                  Phone:  704-255-0013

                  with a copy (which shall not constitute notice) to:

                  Mr. Robert E. Quicksilver, Esq.
                  General Counsel
                  Sinclair Communications, Inc.
                  2000 W. 41st Street
                  Baltimore, MD 21211

                  Phone: 410-662-4700 / Fax: 410-662-4707

         (b)      If to RCB or RCLP:

                  Mr. Barry Baker
                  River City Broadcasting
                  1215 Cole Street
                  St. Louis, MO  63106

                  Phone: 314-436-3030 / Fax: 314-259-5763


         (c)      If to ABC:

                  Mr. John Rouse
                  Senior Vice President
                  Affiliate Relations
                  ABC Television Network
                  77 West 66 Street, 2nd Floor
                  New York, NY  10023-6298

                  Phone: 212-456-6493 / Fax: 212-456-7450

                  with a copy (which shall not constitute notice) to:

                  Roger Goodspeed, Esq.

                  ABC, Inc.
                  Law & Regulation Department
                  77 West 66 Street, 16th Floor
                  New York, NY  10023-6298

                  Phone: 212-456-7593 / Fax: 212-456-6202


or to such other person, address or facsimile number as you or ABC may designate by written notice.

         P. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement (including, without limitation, provisions concerning limitations of action), shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding conflict-of-laws doctrines of any state or other jurisdictions to the contrary.

         Q. Upon termination of this Agreement, the consent theretofore granted to broadcast our network programs or use ABC logos or trademarks shall be deemed immediately withdrawn and you shall have no further rights of any nature whatsoever in such programs, logos or trademarks.

         R. The parties hereto acknowledge that, in view of the uniqueness of the plan of network cooperation set forth in this Agreement, in the event that one party's obligations under this Agreement are not performed in accordance with its terms, the other party would not have an adequate remedy at law and therefore agree that the other party shall be entitled to specific performance of the terms hereof in addition to any other remedy to which it may be entitled at law or in equity.


         S. You agree to indemnify and hold ABC and its parent corporation, subsidiaries and their respective officers, directors, agents and employees, successors and assigns harmless from and against any and all claims made against us and all damages, liabilities, costs and expenses incurred as a result of such claims, including reasonable attorney's fees, arising out of the broadcast by ABC of any material supplied by you to ABC in accordance with this Agreement, and we agree to indemnify and hold you, your parent corporation, subsidiaries and their respective officers, directors, partners, agents and employees, successors and assigns harmless from and against any and all claims made against you and all damages, liabilities, costs and expenses incurred as a result of such claims, including reasonable attorney's fees, arising out of the broadcast by you of any material provided by ABC to you in accordance with this Agreement. It is understood that the foregoing indemnities shall apply only with respect to materials that are broadcast without change from the form and content in which such materials were originally provided and in strict conformance to any instructions or limitations given by the party providing the material. Each party will notify the other promptly of any litigation or claim to which such indemnity applies and will cooperate fully in the defense at the other party's request. The provisions of this paragraph shall survive the expiration or sooner termination of this Agreement.


         T. Nothing in this Agreement shall create any partnership, association, joint venture, fiduciary or agency relationship between ABC and you.

If, after examination, you find that the arrangement herein proposed is satisfactory to you, please indicate your acceptance on the copy of this letter enclosed for that purpose and return that copy to us.


                                           Very sincerely yours,

                                           AMERICAN BROADCASTING COMPANIES, INC.



                                           By: /s/ John Rouse
                                               ---------------------------------



Accepted this 19th day of
March, 1997


River City Broadcasting, L.P.
[with respect to the first paragraph of this Agreement only]

By:  /s/ Barry Baker
     ---------------------------------

Name: Barry Baker
      ---------------------------------

Title: President
       ---------------------------------




Chesapeake Television, Inc.


By: /s/ David Amy
    --------------------------------

Name:  David Amy
      ------------------------------

Title: Secretary/Treasurer
       -----------------------------

                                    RIDER ONE
                                    ---------


         You shall be entitled to network non-duplication protection, as defined by Rule 76.92 of the Federal Communications Commission Rules, as follows:


         a. The geographic zone of network non-duplication protection shall be the Area of Dominant Influence ("ADI") (as defined by Arbitron) in which your station is located, or any lesser zone pursuant to any geographic restrictions contained in the Federal Communications Commission rules and regulations, now or as subsequently modified.


         b. Network non-duplication protection shall extend to all ABC television network programs that you broadcast in accordance with this Agreement. Protection shall not extend to individually pre-empted programs of an otherwise cleared series.


         c. Network non-duplication protection shall begin 48 hours prior to the live time period designated by us for broadcast of that network program by your station, and shall end at 12:00 Midnight on the seventh day following that designated time period.



You are under no obligation to exercise in whole or in part the network non-duplication rights granted under this Agreement.

The information marked below with * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.





                                   SCHEDULE A
                                   ----------

STATION COMPENSATION
--------------------

(a)      We will pay you within a  reasonable  period of time after the close of each four or five week accounting period, as the case may be, for broadcasting each network sponsored program or portion thereof hereunder, except those specified in paragraph (b) hereof, which is broadcast over your station during the live time period* therefor, the amount resulting from multiplying the following:

                  (i)      Your  network  station  rate of  [*        ]  or such
                           other  rate  applicable  pursuant  to  the  terms  of
                           Section III of the Agreement; by

                  (ii) the percentage set forth in the table below opposite such applicable time period or such other percentage applicable pursuant to the terms of Section III of the Agreement; by

                  (iii) the fraction of an hour substantially occupied by such program or portion thereof; by

                  (iv) the fraction of the aggregate length of all commercial availabilities** during such program or portion thereof occupied by network commercial announcements***.

                  * Live time period, as used herein, means the time period or periods as specified by us in our initial offer of a network program for the broadcast of such program over your station.

                  ** Commercial availability, as used herein, means a period of time made available by us during a network sponsored program for one or more network commercial announcements or local cooperative commercial announcements.

                  *** Network commercial announcement, as used herein, means a commercial announcement broadcast over your station during a commercial availability and paid for by or on behalf of one or more of our network advertisers, not including, however, announcements consisting of billboards, credits, public service announcements, promotional announcements, and announcements required by law.

For each network sponsored program or portion thereof, except those specified in paragraph (b) hereof, which is broadcast by your station with our consent during a time period other than the live time period therefor, we will pay you as if your station had broadcast such program or portion thereof during such live time period, except that:

                  (i) if the percentage set forth above opposite the time period during which your station broadcast such program or portion thereof is less than that set forth opposite such live time period, then we will pay you on the basis of the time period during which your station broadcast such program or portion thereof.

(b)      Payment For Other Programs
         --------------------------
We will establish such compensation arrangements as we and you shall agree upon prior to the expiration of the applicable periods of time for program acceptance, as set forth in Paragraph I(B) of this affiliation agreement, for all network sponsored programs broadcast by your station consisting of:

                  (i)      Sports programs;

                  (ii)     special events programs  (including,  but not limited
                           to,   special   news   programs,   awards   programs,
                           entertainment specials and miniseries);

                  (iii) programs for which we specified a live time period, which time period straddles any of the time period categories in the table in paragraph (a) above; and

                  (iv) any other programs which we may designate from time to time.

(c)      Deductions
         ----------

                  (i) From the amounts we are to pay you for station compensation hereunder, we shall throughout the term of this affiliation agreement deduct during each accounting period a sum equal to 168% of your station's network rate, or such other percentage applicable pursuant to the terms of Section III of the Agreement, for each week of said period.

                  (ii) We will deduct a sum equal to the total of whatever fees, if any, may have mutually been agreed upon by you and us with respect to local cooperative commercial announcements broadcast during the applicable accounting period for which your station is being compensated.

                                     TABLE
                                     -----

                                    EASTERN
                                    -------

                             MONDAY through FRIDAY
                             ---------------------

                          Sign-on  to  11:00 AM -  7%
                          11:00 AM to   1:00 PM - 18.25%
                           1:00 PM to   4:00 PM -  6%
                           4:00 PM to   8:00 PM - 10%
                           8:00 PM to  11:00 PM - 30%
                          11:00 PM to  Sign-off - 15%




            SATURDAY                                       SUNDAY
            --------                                       ------

     Sign-on  to  9:00 AM  -  5%               Sign-on  to 9:00 AM  -  5%
     9:00 AM to   2:00 PM  -  8%               9:00 AM to  2:00 PM  -  6%
     2:00 PM to   6:00 PM  - 15%               2:00 PM to  6:00 PM  - 15%
     6:00 PM to   8:00 PM  - 10%               6:00 PM to  7:00 PM  - 10%
     8:00 PM to  11:00 PM  - 30%               7:00 PM to 11:00 PM  - 30%
    11:00 PM to  Sign-off  - 15%              11:00 PM to Sign-off  - 15%




     All times in this paragraph are expressed in terms of your station's then current local time.

                                   SCHEDULE B
                                   ----------

              COMPENSATION FOR CUT-IN AND LOCAL TAG ANNOUNCEMENT(S)
              -----------------------------------------------------

A.       CUT-IN ANNOUNCEMENTS
         --------------------

         I. With respect to programs broadcast by you during the time period(s) specified by us in our initial offer for such programs.

                  For each local cut-in announcement you broadcast within a program, which program is broadcast during the time period(s) specified by us in our initial offer for such program, we will pay you the amount resulting from multiplying your network station rate (set forth in Schedule A of the agreement) by the percentage for cut-in announcement(s) set forth in the applicable Table in Section C below opposite such applicable time period.

         II. With respect to programs broadcast by you with our consent during time period(s) other than that specified by us in our initial offer of such programs.

                  For each local cut-in announcement you broadcast within a program, which program is broadcast by you with our consent during a time period other than that specified by us in our initial offer of such program, we will pay you an amount as set forth in Section A.I. above, except that:

                  (i) if the percentage set forth in the applicable Table in Section C below for cut-in announcement(s) opposite the time period during which your station actually broadcast the program in which you broadcast or originated such cut-in announcement(s) is less than that set forth opposite the applicable time period specified in our initial offer of such program, then we will pay you for each cut-in announcement(s) on the basis of the time period during which your station actually broadcast such program.

         III. With respect to programs broadcast by you in a time period which straddles any of the time period categories set forth in the applicable Table in Section C below.

                  In the event that we offer you a program for broadcast in
                  a time period which straddles any of the time period categories set forth in the applicable Table in Section C below, and you broadcast such program within which you also broadcast or originate one or more cut-in announcement(s), we will pay you such amounts as we and you shall have agreed upon prior to your broadcast or origination of such cut-in announcement(s).

B.       LOCAL TAG ANNOUNCEMENTS
         -----------------------

         I. With respect to programs broadcast by you during the time period(s) specified by us in our initial offer for such programs.

                  For each local tag announcement you broadcast within a program, which program is broadcast during the time period(s) specified by us in our initial offer for such program, we will pay you the amount resulting from multiplying your network station rate (set forth in Schedule A of the agreement) by the percentage for each local tag announcement set forth in the applicable Table in Section C below opposite such applicable time period.

         II. With respect to programs broadcast by you with our consent during time period(s) other than that specified by us in our initial offer of such programs.

                  For each local tag announcement you broadcast within a program, which program is broadcast by you with our consent during a time period other than that specified by us in our initial offer of such program, we will pay you an amount as set forth in Section B.I. above, except that:

                  (i) if the percentage set forth in the applicable Table in Section C below for each local tag announcement opposite the time period during which your station actually broadcast the program in which you broadcast such local tag announcement is less than that set forth opposite the applicable time period specified in our initial offer of such program, then we will pay you for each local tag announcement on the basis of the time period during which your station actually broadcast such program.

         III. With respect to programs broadcast by you in a time period which straddles any of the time period categories set forth in the applicable Table in Section C below.

                  In the event that we offer you a program for broadcast in a time period which straddles any of the time period categories set forth in the applicable Table in Section C below, and you broadcast such program within which you also broadcast one or more local tag announcement(s), we will pay you such amounts as we and you shall have agreed upon prior to your broadcast of such local tag announcement(s).

C. COMPENSATION TABLE FOR CUT-IN OR LOCAL TAG ANNOUNCEMENTS
   --------------------------------------------------------

                                    EASTERN
                                    -------

                              Cut-In Announcements
                              --------------------

Monday through Sunday    -    6:00 PM  to 11:00 PM  -  18.75%
                              All other times       -   7.50%


                             Local Tag Announcement
                             ----------------------

Monday through Sunday    -    6:00 PM  to 11:00 PM  -   9.38%
                              All other times       -   3.75%


All times in this paragraph are expressed in terms of your station's then current local time.